                                                                   Exhibit 10.ab

                          MAINE PUBLIC SERVICE COMPANY
                           DEFERRED COMPENSATION PLAN
                              FOR OUTSIDE DIRECTORS

                         DEFERRED COMPENSATION AGREEMENT

     AGREEMENT made this     day of              , between Maine Public Service
Company, a Maine corporation ("Company") and                , a member of the
Company's Board of Directors ("Director").

     WHEREAS, the Company maintains the Maine Public Service Company Deferred Compensation Plan for Outside Directors ("Plan") to provide directors of the Company with an opportunity to defer their compensation; and

     WHEREAS, the Director and the Company desire to enter into an agreement under which the Director shall, pursuant to the terms of the Plan, defer compensation, subject to the terms, conditions and restrictions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, IT IS AGREED:

     1. Deferral Election. Director hereby elects to defer receipt of the following amounts which otherwise are payable for services rendered subsequent to the date of this Agreement in calendar year 2000 and in each calendar year thereafter.

     [ELECT (i) OR (ii).]

          / /    (i)    all fees (annual retainer, meeting fees and, if
                        applicable, committee chairperson retainer)

          / /    (ii)   % of the annual retainer and % of meeting fees (and, if
                        applicable, committee chairperson retainer)

     Solely for purposes of valuing the amounts deferred, such amounts shall be deemed invested as follows:

     [ELECT (i), (ii) OR (iii).]

          / /    (i)    entirely in Maine Public Service Company common stock
                        ("Shares")

          / /    (ii)   entirely in five-year U.S. Treasury notes ("Treasuries")

          / /    (iii)         % in Shares and      % in Treasuries

     2. Deferral Account. The Company shall establish an account which shall be identified as the Director's "Deferral Account" (hereinafter "Account") and shall adjust the Account as follows:

          (a) At the end of each calendar month for which fees are otherwise payable, credit such Account:

                 (i) to the extent it is deemed invested in Treasuries, with the amount, if any, deferred during such period;

                 (ii) to the extent it is deemed invested in Shares, with the number of Shares that could have been purchased with the amounts, if any, deferred during such period, at the fair market value of a Share on the day (or days) the fees would have been paid in the absence of a deferral election; and

          (b)    As of the first day of each calendar month:

                 (i) debit such Account by the amount or by the number of Shares, if any, paid to the Director or the Director's designated beneficiary during the preceding calendar month;

                 (ii) credit such Account after making the debit adjustment described in subsection (i):

                        (A) to the extent it is deemed invested in Treasuries, with interest on the balance as of the first day of the preceding month at the rate paid on Treasuries on the first day of the calendar year in which the interest is to be credited;

                        (B) to the extent it is deemed invested in Shares, with any dividends paid during such period on the Shares credited to the Account as of the first day of the preceding month; and

                        to the extent such Account is deemed invested in Shares, adjust the number of Shares to reflect any stock split or stock dividend.

     3. PAYMENT TO DIRECTOR. The amount credited to the Director's Account shall be paid to the Director in the following manner:

     [ELECT (i) OR (ii) ONLY IF THIS IS THE FIRST DEFERRED COMPENSATION AGREEMENT THAT YOU HAVE EXECUTED UNDER THE PLAN.]

     / /  (i)    a lump sum

     / /  (ii)   substantially equal consecutive monthly installments over a
                 period of (    ) years (DESIGNATE NUMBER OF YEARS NOT EXCEEDING
                 TEN).

     Payment shall be made on or shall commence with the first day of the month following the date on which the Director ceases to serve on the Company's Board of Directors.

     4. PAYMENT TO BENEFICIARY. The amount credited. to the Director's Account at the time of the Director's death under this Agreement and all prior deferred compensation agreements executed by the Director under the Plan shall be paid to the Director's designated beneficiary in the following manner:

     [ELECT (i) OR (ii) ONLY IF THIS IS THE FIRST DEFERRED Compensation Agreement that you have executed under the Plan or you wish to change a prior election.]

     / /  (i)    a-lump sum

     / /  (ii)   substantially equal consecutive monthly installments over a period of ------------------(-----------) years (DESIGNATE
                 NUMBER OF YEARS NOT EXCEEDING TEN) unless payment previously commenced in accordance with Section 3 of this Agreement, in which event payment shall continue to be made in substantially equal consecutive monthly installments over the remaining term that installments were to be paid in accordance with such section.

     Payment shall be made or commence as soon as practicable following the date of death, unless payment is continuing pursuant to Section 3 of this Agreement.

     5. DESIGNATION OF BENEFICIARY. The Director may from time to time, by completing and signing a form furnished by the Company, designate any person or persons, who may be designated concurrently, contingently or successively, the Director's estate, or any trust or trusts created by the Director, to receive amounts which are payable under this Agreement to the Director's designated beneficiary or beneficiaries. Each beneficiary designation shall revoke all prior designations and will be effective only when filed in writing with the Committee appointed to administer the Plan. If the Director fails to designate a beneficiary or if a beneficiary dies before the date of the Director's death and no contingent beneficiary has been designated, then the amounts which are payable as aforesaid shall be paid to the Director's estate or other successor in interest.

     6.   ADMINISTRATION. The members of the Committee appointed pursuant to
Section 7 of the Plan (the "Committee") shall have the responsibility of construing and interpreting this

Agreement and the Plan. The determinations and conclusions of the Committee shall be binding on the parties hereto.

     7. AMENDMENT. This Agreement, excluding Section 1, may be amended by written agreement of the Company and the Director. Section 1 may not be amended.

     8. TERMINATION. This Agreement shall terminate upon the earlier of (i) the Director's delivery to the Committee of a written notice of termination, or
(ii) termination of the Plan. In the event of termination of the Agreement, the Company shall continue to hold the amounts deferred hereunder until said amounts become payable as provided herein.

     9.   MISCELLANEOUS.

          (a) UNSECURED PROMISE. This Agreement shall not be construed to create or require the Company to create a trust of any kind to fund the amounts payable hereunder. To the extent the Director or any other person acquires a right to receive payments from the Company, such right shall be no greater than the right of any unsecured general creditor of the Company.

          (b) ASSIGNMENT. The right of the Director or any other person to payments under this Agreement shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to cause such payments to be so subject shall not be recognized by the Company.

          (c) CONTINUED SERVICE AS A DIRECTOR. This Agreement does not give the Director any right to be retained in the service of the Company or any of its subsidiaries.

          (d) PLAN PROVISIONS INCORPORATED BY REFERENCE. All of the applicable terms and restrictions of the Plan are hereby incorporated by reference, and shall have the same force and effect as if they were separately restated herein.

          (e) HEADINGS. All captions or headings contained herein are for convenience only and shall not be deemed part of the Agreement.

          (f) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with Maine law.

          (f) SEVERABILITY. In the event that any provision of this Agreement shall be held invalid, it shall not affect the validity of the remainder of the Agreement.

          (g) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and all prior representations, promises or statements are merged herein.

          (h) BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Director and the Director's heirs, executors, administrators and legal representatives.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Director has executed this Agreement as of the date first above written.

                                        MAINE PUBLIC SERVICE COMPANY ("Company")


                                        By
                                           -------------------------------------
                                             Its


                                        Director
                                                 -------------------------------


     Persons who have Executed the above Deferred Compensation Agreement:

     Individual                                           Date executed
     ----------                                           -------------
     David N. Felch                                         01/24/2003
     Lance Smith                                            12/06/2002
     Robert E. Anderson                                     01/07/2000
     Richard G. Daigle                                      01/07/2000